EXHIBIT 31.2

                            Section 302 Certification
                            of Robert A. Comey (CFO)

                                  CERTIFICATION

     I, Robert A. Comey, certify that:

     1.   I have  reviewed  this  quarterly  report on Form 10-Q of MACC Private
Equities Inc.;

     2.   Based on my  knowledge,  this  report  does  not  contain  any  untrue statement of a material fact or omit to sate a material  fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

     3.   Based on my knowledge,  the financial statements,  and other financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4.   The registrant's other certifying officer(s) and I are responsible for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal  control over financial reporting  (as defined in Exchange Act Rules  13a-15(f) and  15d-15(f))  for the
registrant and have:

          a)   Designed such disclosure controls and procedures,  or caused such disclosure controls or procedures to be designed under our supervision,  to ensure that material information relating to the registrant,  including its consolidated  subsidiaries,  is made  known to us by  others  within  those entities,  particularly  during the  period in which  this  report is being prepared;

          b)   Designed  such  internal  control over  financial  reporting,  or caused such internal control over financial  reporting to be designed under our supervision,  to provide reasonable assurance regarding the reliability of financial  reporting and the  preparation  of financial  statements  for
     external  purposes  in  accordance  with  generally   accepted   accounting
     principles;

          c)   Evaluated  the  effectiveness  of  the  registrant's   disclosure
     controls and procedures and presented in this report our conclusions  about the  effectiveness  of the  controls and  procedures,  as of the end of the period covered by this report based on such evaluation; and

          d)   Disclosed in this report any change in the registrant's  internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the  registrant's  fourth fiscal quarter in the case of an annual report) that has materially affected,  or is reasonably likely to materially  affect,  the  registrant's  internal  control over financial reporting; and;

     5.   The  registrant's  other  certifying  officer(s) and I have disclosed, based  on  our  most  recent  evaluation  of  internal  control  over  financial reporting,  to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

          a)   all  significant  deficiencies  in the  design  or  operation  of internal  control over financial  reporting which are reasonably  likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

          b)   any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the  registrant's  internal control over financial reporting.

Date: August 11, 2005

     /s/ Robert A. Comey
     ----------------------------------
     Robert A. Comey
     Chief Financial Officer
     (principal financial officer)